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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2000
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)


          California                 0-23000                   95-4217605
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(State or Other Jurisdiction       (Commission                (IRS Employer
       of Incorporation)           File Number)             Identification No.)



11835 W. Olympic Boulevard, Suite 550, Los Angeles, California    90064
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   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (310) 444-4100
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          (Former Name or Former Address, If Changed Since Last Report)



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     ITEM 5. OTHER EVENTS

          The Registrant's shareholders' equity as reflected on its March 31, 2000 Balance Sheet (included with the Registrant's most recent Form 10-QSB and as similarly reflected in prior public filings) does not include any of the Registrant's Series A Convertible Preferred Stock (the "Series A Stock") due to certain terms of the Series A Stock which result in its classification as "mezzanine equity" in the Registrant's balance sheet.

          In order to address the issue, the Registrant has initiated a redemption of a portion of its Series A Stock in exchange for an equivalent number of shares of a new Series B Convertible Preferred Stock ("Series B Stock"), a preferred stock that is substantially similar to the Series A Stock but which will be treated as stockholders' equity on the Registrant's balance sheet. A copy of the Certificate of Determination for the Series B Stock, as filed with the California Secretary of State on May 26, 2000, is attached hereto as Exhibit 3(i).

          As of March 31, 2000, approximately 202,600 shares of Series A Stock were outstanding. The holders of approximately 160,500 shares of Series A Stock (79%) approved the creation of the Series B Stock. The holders of approximately 95,200 shares of Series A Stock (47%) have agreed to exchange ninety percent (90%) of their shares of Series A Stock for a like number of shares of Series B Stock; once such exchange is completed, approximately 85,700 shares of Series A Stock will have been exchanged for shares of Series B Stock. As of June 1, 2000, approximately 69,100 shares of Series A Stock (34%) had been exchanged for shares of Series B Stock.

          The effect of the exchanges through June 1, 2000, is reflected on the Registrant's Pro Forma Balance Sheet as of March 31, 2000, and Pro Forma Statement of Operations for the three months ended March 31, 2000, attached hereto as Exhibit 99 and incorporated herein by reference. The effect of further share exchanges will be reflected in the Registrant's next Form 10-QSB for the quarter ending June 30, 2000.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b) Not applicable.

          (c) The following exhibits are filed as a part of this report:

Exhibit No.        Description of Exhibit
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   3(i)            Certificate of  Determination  for Series B Convertible
                   Preferred Stock of The Harvey Entertainment Company

  99 Pro Forma Balance Sheet and Pro Forma Statement of Operations of The Harvey Entertainment Company as of and for the three month period ended March 31, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      THE HARVEY ENTERTAINMENT COMPANY


                                      By:  /s/ Glenn Weisberger
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                                           Glenn Weisberger, Secretary



Date: June 2, 2000




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